UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

__________________________________

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Good Times Restaurants Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(i)(1) and 0-11

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Date:	Thursday, February 19, 2026
Time:	9:00 a.m. MT
Place:	651 Corporate Circle, Suite 200, Golden, Colorado 80401
Record Date:	December 22, 2025

GENERAL INFORMATION

This proxy statement relates to the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Good Times Restaurants Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on Thursday, February 19, 2026, at 9:00 a.m. MT at the Company’s corporate office as specified above, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by our Board of Directors (the “Board”).

The terms “we,” “us,” and “our” in this proxy statement refer to the Company.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be Held on February 19, 2026: The proxy materials relating to the Annual Meeting, including this proxy statement and the Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “Annual Report”), are available at www.proxyvote.com.

What is the purpose of the Annual Meeting?

1.	To elect five directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successor have been elected and qualified;

2.	To submit an advisory vote on the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2026; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making the proxy materials relating to the Annual Meeting, including this proxy statement and the Annual Report, available to our shareholders electronically via the Internet. On or about January 5, 2026, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Notice instructs you on how to access and review all important information contained in the proxy statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Who is entitled to attend and vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date of December 22, 2025, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the meeting, and vote their shares at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the record date, there were 10,557,896 shares of our common stock, par value $0.001 per share (“Common Stock”), outstanding. Each outstanding share of our Common Stock is entitled to one vote. The Company’s bylaws (“Bylaws”) do not allow holders to cumulate votes in the election of directors.

2

How to Vote:

Internet	Visit the website listed on your proxy card. You will need the control number that appears on your proxy card.
Mail	Complete and sign the proxy card and return it in the enclosed postage pre-paid envelope.
Telephone	Call the telephone number listed on your proxy card. You will need the control number that appears on your proxy card.
In Person	You may attend the Annual Meeting and vote by ballot.

If you return the proxy card, you will authorize the individuals named on the proxy card, referred to as proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board. If your shares are held by a broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

What if I vote and then change my mind?

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by either (i) filing with our corporate secretary a written notice of revocation, (ii) sending in another duly executed proxy bearing a later date, or (iii) attending the meeting and voting via the established procedures. Your last vote will be the vote that is counted.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the person(s) named on the proxy card will vote in accordance with the recommendations of our Board, which are described in this proxy statement. Our Board recommends you vote:

Proposal 1	Election of Directors	Vote FOR each director nominee

Proposal 2	Advisory vote on the compensation of the Company’s named executive officers	Vote FOR

Proposal 3	Ratification of the appointment of independent registered public accounting firm for the fiscal year ending September 29, 2026	Vote FOR

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, at their own discretion.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock on the record date will constitute a quorum at the Annual Meeting, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

Vote Required. Approval of each proposal (other than Proposal 1 (Election of Directors) to be considered and voted upon at the Annual Meeting will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter (assuming we have a quorum as described above). Directors are elected by a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter.

Proposal 1. You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee(s) that you specify. Proposal 2. You may vote “FOR” or “AGAINST” Proposal 2 or abstain from voting. Proposal 3. You may vote “FOR” or “AGAINST” Proposal 3 or abstain from voting.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted for that proposal but will be counted for purposes of whether there is a quorum at the meeting.

Effect of Broker Non-Votes. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. If you do not instruct your broker how to vote, your broker may vote your shares at its discretion on “routine” matters. Only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter at the Annual Meeting. Where a proposal is not routine, a broker who has not received instructions from its clients may not be permitted to exercise voting discretion. Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.” Thus, if you do not give your broker or nominee specific instructions with respect to Proposals 1 and 2, your shares may not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval of those matters. Shares represented by such broker non-votes, however, will be counted in determining whether there is a quorum.

3

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Articles of Incorporation or Bylaws provide our shareholders with dissenters’ or appraisal rights in connection with the proposals to be voted on at the Annual Meeting. If the proposals are approved at the Annual Meeting, shareholders voting against such proposals will not be entitled to seek appraisal for their shares.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of the Notice or proxy materials and any additional solicitation materials furnished to the shareholders. In addition to solicitation by mail, proxies may be solicited by our directors, officers, and regular employees by telephone or personal interview. These individuals will not receive any compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and we may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.

How many copies of the Notice or proxy materials are delivered to a shared address?

If you and one or more shareholders share the same address, it is possible that only one copy of the Notice or proxy materials was delivered to your address. This is known as “householding.” We will promptly deliver separate copies to you if you call or write to us at our principal executive offices at 651 Corporate Circle, Suite 200, Golden, Colorado 80401 Attn: Corporate Secretary, telephone: (303) 384-1400. If you want to receive separate copies of the Notice or proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

4

PROPOSAL 1	ELECTION OF DIRECTORS

Currently the size of our Board is set at a maximum of five directors. All of our directors are elected annually to serve a one-year term expiring at the next annual meeting of shareholders. Each nominee has consented to be named in this proxy statement and to serve as a director if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, each of the persons named in the proxy intend to vote in his or her discretion for a substitute who will be designated by our Board.

The following table sets forth certain information about the Company’s five director nominees.

Name	Age	Director Since	Independent	Other Positions Held with the Company
Charles E. Jobson	65	2017	✓	Chairman of the Board Member of the Audit Committee Member of the Compensation Committee
Jason S. Maceda	57	2018	✓	Chairman of the Audit Committee
Sophia Rivka Rossi	44	2024	✓
Jennifer C. Stetson	46	2022	✓	Chairman of the Compensation Committee Member of the Audit Committee
Ryan M. Zink	47	2021		President and Chief Executive Officer

Business Experience

Charles E. Jobson

Mr. Jobson is actively involved in philanthropic projects through his Foundation. From 2021 – 2023 he was the CEO and a director of Thrive Acquisition, a special purpose acquisition company traded on the NASDAQ seeking an acquisition in the health and wellness area. Mr. Jobson has investment experience in the hedge fund and private equity areas. In 2019, he partnered with PAI Partners in taking Ecotone, formerly Wessanen, private. Ecotone is a leading European organic food company with brands such as Bjorg, Clipper Tea, Whole Earth, Bonneterre, Isola Bio, and Alter Eco. Mr. Jobson was the founder and portfolio manager at Delta Partners, a long-short hedge fund from 1999-2019, reaching a peak asset level of $2.9 billion. Prior to launching Delta, Mr. Jobson was a Vice President and a member of an eight-person investment committee managing a $3.5 billion U.S. equity portfolio at Baring Asset Management, an international investment firm, from 1994 to 1998. From 1990-1994, Mr. Jobson was an equity analyst with State Street Research & Management, Inc. where his responsibilities included analysis of commodity and specialty chemicals, homebuilding, supermarkets/drug stores, and real estate investment trusts.

Mr. Jobson holds an undergraduate degree from Northwestern University and an MBA with a concentration in finance from Duke University Fuqua School of Business. Mr. Jobson also currently serves as a director on the board of Caravan to Class, a 501c3 charitable organization that invests in the access to education at all levels for women and youth of West Africa.

Mr. Jobson was selected to serve on our Board considering his substantial experience in financial and capital markets.

Jason S. Maceda

Mr. Maceda is Chief Portfolio Officer for Inspire Brands. From January 2024 until December of 2025, he was the Chief Development Officer of Inspire Brands. From October of 2022 until January of 2024, he was Senior Vice-President Franchise Development for Inspire Brands and from December 2020 until October of 2022, he was President, Baskin-Robbins, an Inspire Brands company, responsible for all aspects of the business including operations, marketing and development. From July 2017– December 2020, Mr. Maceda was Senior Vice President, Baskin Robbins U.S. and Canada. Mr. Maceda previously served as the Dunkin’ Brands’ Vice President of U.S. Financial Planning and Corporate Real Estate from 2012 to 2017. As a twenty-seven-year employee of Inspire Brands (Inspire Brands acquired Dunkin’ Brands (Dunkin’ Donuts & Baskin Robbins) in 2020), Mr. Maceda has held several leadership positions in the Dunkin’ Brands Finance Department. Prior to Dunkin’ Brands, he held a supervisory position in the finance department of Davol Inc., a subsidiary of C.R. Bard Inc., a multinational manufacturer of healthcare products. He began his career in public accounting with Ernst & Young. He holds an undergraduate degree and MBA from the University of Rhode Island.

Mr. Maceda was selected to serve on our Board considering his substantial experience within the food and beverage industry and his broad knowledge concerning finance, development and management.

5

Sophia Rivka Rossi

Ms. Rivka Rossi serves as the co-founder of First Call, a business development and marketing advisory firm, a position she has held since 2021. From October 2011 to June 2019, she was a co-founder and CEO of Hellogiggles, a popular internet haven for girls of all ages, and from June 2019 to December 2021, she was a digital media and marketing consultant for Bragg Live Food Products. Ms. Rivka Rossi has also produced and written for several hit television series and is the author of a young adult fiction novel.

Ms. Rivka Rossi was selected to serve on our Board considering her substantial experience in marketing and social media as well as her experience within the entertainment industry and her broad knowledge concerning the trends and interests of millennials.

Jennifer C. Stetson

Ms. Stetson is the Chief Financial Officer for US Restaurant Properties, a privately-owned landlord of chain restaurant properties, a position she has held since January 2023. From February 2019 to current, Ms. Stetson has served as the Asset Manager for US Restaurant Properties.  Additionally, since 2010, Ms. Stetson has been the Asset Manager for SLKW Investments, a privately-owned company that invests in private and public businesses with a focus on finance, REITs and restaurants.  From 2004 – 2010 she held various Production and Postproduction positions at HBO Films and from 2001 to 2003 she was an investment banker at then, Credit Suisse First Boston. She holds a bachelor’s degree in economics from Harvard University. She is also a Special Advisor to the GEANCO Foundation, which saves and transforms lives in Africa.

Ms. Stetson is the daughter-in-law of Mr. Robert Stetson who is the managing member and is a beneficial owner of SLKW Investments, LLC, and is a former director of the Company.

Ms. Stetson was selected to serve on our Board considering her substantial experience in financial and capital markets and restaurant real estate as well as her significant experience within the restaurant industry and her broad knowledge concerning development and finance.

Ryan M. Zink

Mr. Zink was appointed to the Board of Directors in September 2021 and currently serves as the Company’s President and Chief Executive Officer, a position he has held since April 2020. Prior to his appointment in his current roles, Mr. Zink was the Company’s Acting Chief Executive Officer, a position he held beginning in October 2019 concurrently with his roles as the Company’s Chief Financial Officer and Treasurer, to which roles he was initially appointed in July 2017.

From March 2014 to July 2017, Mr. Zink held positions with INVISTA, a wholly owned subsidiary of Koch Industries Inc., most recently as Corporate Finance Director. From January 2000 to March 2014, he served in various capacities with F&H Acquisition Corp., parent of the Fox and Hound, and Champps restaurant brands, including Senior Vice President of Finance, and more recently as Chief Operating Officer for its Champps concept. Mr. Zink began his career as an auditor with the professional services firm KPMG. Mr. Zink holds a Bachelor of Science in Business Administration from Wichita State University with concentrations in Accounting and Economics. Mr. Zink is also an elected member of the board of directors of the Colorado Restaurant Association and serves on its Executive Committee. Additionally, Mr. Zink serves as Vice President of the largest chapter of that organization.

Mr. Zink was selected to serve on our Board in light of his in-depth understanding of our business, extensive experience in multiple segments of the restaurant industry, in-depth knowledge in the areas of technology and accounting, and substantial expertise in management and corporate finance.

Vote Required for Approval

Directors are elected by a plurality of the votes cast by the holders of our Common Stock present or represented by proxy at the meeting and entitled to vote on the matter. Broker non-votes and withheld votes will not count as votes in favor of, or against, election of the directors and will have no effect on the vote total for the election of the directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE FOR PROPOSAL 1

6

PROPOSAL 2	advisory vote on the compensation of the Company’s named executive officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s shareholders to vote on an advisory (non-binding) basis regarding the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The principal objectives of our executive compensation programs are to attract, retain, and motivate talented executives, reward strong business results and performance, and align the executive’s interests with stockholder interests.

We believe that the Company’s executive compensation programs have been effective in incenting the achievement of our positive results. We are asking our shareholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to express your views regarding our executive compensation policies and procedures for named executive officers as disclosed in this Proxy Statement. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement.

Accordingly, we ask our shareholders to vote “FOR” the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the summary compensation tables and related narrative information set forth in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders.

Although this is an advisory vote that will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote.

We currently hold our say-on-pay vote every two years and the next vote will be in 2028. Shareholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. The next advisory vote on the frequency of the say-on-pay vote will occur no later than 2031.

Vote Required for Approval

Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2

7

PROPOSAL 3	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 29, 2026

The Company’s independent registered public accounting firm for the fiscal year ended September 30, 2025, was Moss Adams LLP who merged with Baker Tilly US, LLP (together hereafter “Baker Tilly”) effective June 3, 2025. The Company has selected Baker Tilly US, LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending September 29, 2026. Shareholder ratification of the appointment is not required under the laws of the State of Nevada, but the Board has decided to ascertain the position of the shareholders on the appointment. The Company will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Company may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Company feels that such a change would be in the Company’s and its shareholders’ best interests. It is expected that one or more representatives of Baker Tilly will attend the 2026 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Vote Required

Proposal 3 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal. Broker non-votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 3

8

CORPORATE GOVERNANCE

Director Independence

The Company’s Common Stock is listed on the NASDAQ Capital Market under the trading symbol “GTIM”. NASDAQ listing rules require that a majority of the Company’s directors be “independent directors” as defined under NASDAQ Rule 5605(a)(2).

The Board has determined that of the current directors and director nominees, Messrs. Jobson and Maceda, Ms. Rivka Rossi and Ms. Stetson, are independent under the NASDAQ listing standards, while Mr. Zink is not independent under such standards. The Board has also determined that each of the three current members of the Audit Committee is independent under the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that each of the three current members of the Compensation Committee is independent under the NASDAQ listing standards and Rule 10C-1 under the Exchange Act.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the Board. However, the Board has determined that separating these roles is in the best interests of the Company’s shareholders at this time. The Board believes that this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

Risk Oversight

Material risks are identified and prioritized by the Company’s management and reported to the Board for oversight. The Board administers the Board’s risk oversight function. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. In addition, the Board continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Ethics

The Company has adopted a Code of Business Conduct which applies to all directors, officers, employees, and franchisees of the Company. The Code of Business Conduct was most recently updated on February 14, 2022, and is available on the Company’s website at goodtimesburgers.com.

Board Committees

The Board has two standing committees: the Audit Committee, which is currently comprised of Messrs. Maceda (Chairman) and Jobson and Ms. Stetson; and the Compensation Committee, which is currently comprised of Ms. Stetson (Chairman) and Mr. Jobson. As discussed under the heading “Nominee Selection Process” below, there is no standing nominating committee of the Board and instead the Board acts as the nominating committee for the selection of nominees for election as directors.

Audit Committee

The Board has determined that all of the members of the Audit Committee are independent under the NASDAQ listing standards and Rule 10A-3 under the Exchange Act. In addition, the Board has determined that Messrs. Jobson and Maceda and Ms. Stetson qualify as audit committee financial experts, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The function of the Audit Committee relates to oversight of the auditors, the auditing, accounting, and financial reporting processes, and the review of the Company’s financial reports and information. In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company’s quarterly results and the results of their audit, and reviewing the Company’s internal accounting controls. The Audit Committee operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee Charter is available on our website at goodtimesburgers.com. The Audit Committee held four meetings during the fiscal year ended September 30, 2025.

Compensation Committee

The Board has determined that all of the members of the Compensation Committee are independent under the NASDAQ listing standards and Rule 10C-1 under the Exchange Act. The function of the Compensation Committee is to consider and determine all matters relating to the compensation of the President and Chief Executive Officer and other executive officers, including matters relating to their employment agreements.

9

The responsibility of the Compensation Committee is to review and approve the compensation and other terms of employment of our Chief Executive Officer and our other executive officers, including all of the executive officers named in the Summary Compensation Table in this proxy statement (the “Named Executive Officers”). Among its other duties, the Compensation Committee oversees all significant aspects of the Company’s compensation plans and benefit programs. The Compensation Committee annually reviews and approves corporate goals and objectives for the Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance against those goals and objectives. The Compensation Committee also recommends to the Board the compensation and benefits for members of the Board. The Compensation Committee has also been appointed by the Board to administer our 2018 Omnibus Equity Incentive Plan. The Compensation Committee does not delegate any of its authority to other persons.

In carrying out its duties, the Compensation Committee participates in the design and implementation and ultimately reviews and approves specific compensation programs for executive management. The Compensation Committee reviews and determines the base salaries for the Named Executive Officers and approves awards to the Named Executive Officers under the Company’s equity compensation plans.

In determining the amount and form of compensation for Named Executive Officers other than the Chief Executive Officer, the Compensation Committee obtains input from the Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officers and the results of performance reviews. The Chief Executive Officer also recommends to the Compensation Committee the base salary levels for all Named Executive Officers and the award levels for all Named Executive Officers under the Company’s equity compensation programs. No Named Executive Officer attends any executive session of the Compensation Committee or is present during final deliberations or determinations of such Named Executive Officer’s compensation. The Chief Executive Officer also provides input with respect to the amount and form of compensation for the members of the Board.

The Compensation Committee has the authority to directly engage, at the Company’s expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of executive and director compensation.

The Compensation Committee operates pursuant to a written charter adopted by the Board. A current copy of the Compensation Committee Charter is available on our website at investors.goodtimesburgers.com. The Compensation Committee held one meeting during the fiscal year ended September 30, 2025.

Communication with Directors

The Board welcomes questions or comments about us and our operations. Those interested may contact the Board or any one or more specified individual directors by sending a letter to the intended recipients’ attention in care of Good Times Restaurants Inc., Attention: Corporate Secretary, 651 Corporate Circle, Suite 200, Golden, CO 80401. All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

Director Attendance at Meetings

There were four meetings of the Board held during the fiscal year ended September 30, 2025. No member of the Board attended fewer than 75% of the Board meetings and applicable committee meetings for the fiscal year ended September 30, 2025.

The Company does not have a formal policy regarding the director’s attendance at the annual meeting. All of the current directors of the Company attended the2025 Annual Meeting of Shareholders, which was held on February 20, 2025.

Nominee Selection Process

Our Board acts as the nominating committee for the selection of nominees for election as directors. We do not have a separate standing nominating committee since we require that our director nominees be approved as nominees by a majority of our independent directors. The Board will consider director candidates recommended by shareholders on the same basis as recommendations from other sources. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to recommend a candidate for consideration may do so by submitting the required information to the attention of the Secretary, Good Times Restaurants, Inc., 651 Corporate Circle, Suite 200, Golden, Colorado 80401. All recommendations for nomination received by the Secretary that satisfy our Bylaw requirements relating to director nominations will be presented to the Board for its consideration. If shareholders want to formally nominate a director candidate for election, they must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These requirements are also described under “Shareholder Nominations and other Proposals”.

The Board selects each nominee, subject to recommendation by related parties, contractual representation or designation rights held by certain shareholders, based on the nominee’s skills, achievements, and experience, with the objective that the Board, as a whole, should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the shareholders. The Board believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment, and a reputation for integrity.

10

The Board evaluates each potential nominee individually and in the context of the Board as a whole. The objective is to recommend a group that will effectively contribute to our long-term success and represent shareholder interests. In determining whether to recommend a director for re-election, the Board also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

When seeking candidates for director, the Board solicits suggestions from incumbent directors, management, shareholders, and others. The Board does not have a charter for the nominating process.

The Company does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business.

All Director nomination recommendations were made and approved by the full Board.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Company insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy). Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

The Insider Trading Policy prohibits directors and officers and other employees covered by the policy from entering into hedging or monetization transactions, or similar arrangements, with respect to our securities, without prior authorization by the Company’s Compliance Officer, which for purposes of this policy is the Company’s Chief Executive Officer.

Director Compensation

During the fiscal year ended September 30, 2025, each non-employee director received $32,000 annually, paid quarterly. The Chairman of the Board, the Audit Committee Chair, and the Compensation Committee Chair each receive $1,000 annually, paid quarterly, for their service in those roles. Members of the Audit Committee and Compensation Committee do not receive additional compensation. New directors receive a quarterly retainer beginning in the quarter during which they begin their service on the Board.

Director stock-based compensation is granted on a discretionary basis. No grants of common stock or stock-based compensation were made to directors during the fiscal year ended September 30, 2025.

Director Compensation Table for Fiscal Year Ended September 30, 2025. The following table sets forth compensation information for the fiscal year ended September 30, 2025, with respect to directors.

Name	Cash Retainer ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Charles E. Jobson	33,000	-	-	33,000
Jason S. Maceda	33,000	-	-	33,000
Sophia Rivka Rossi	32,000	-	-	32,000
Jennifer C. Stetson	33,000	-	-	33,000
Ryan M. Zink[1]	-	-	-	-

[1]	Mr. Zink, the Company’s Chief Executive Officer, does not receive any additional compensation for his service as a member of the Board of Directors.

As of September 30, 2025, no non-employee directors held either options to purchase common stock or restricted stock units.

11

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since the beginning of fiscal 2024, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT

Management is responsible for the internal controls and financial reporting process for the Company. The independent registered public accounting firm for the Company is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report on those financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the Company’s financial statements for the fiscal year ended September 30, 2025. Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm.

The Audit Committee met on four occasions during the fiscal year ended September 30, 2025, during which it met with the independent registered accounting firm, with and without management present, to discuss the results of its audit and the quarterly reviews of the Company’s financial statements. The Audit Committee also discussed with the independent registered accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Statement on Auditing Standards No. 1301 Communications with Audit Committees. The Audit Committee also received from the Company’s independent registered accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence and has discussed with the independent registered accounting firm its independence from the Company. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management as well as the Company’s independent registered accounting firm whose reports express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Good Times Restaurants Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2025, for filing with the SEC.

Audit Committee

Jason S. Maceda, Chairman
Charles E. Jobson
Jennifer C. Stetson

12

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Audit Fees

The aggregate audit fees billed or accrued for professional services rendered by Baker Tilly for its audit of the Company’s annual financial statements and its reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, were $315,000 for the fiscal year ended September 30, 2025, compared to $290,325 in fees for the fiscal year ended September 24, 2024.

Audit-Related Fees

The aggregate fees billed to the Company for all other audit-related fees for services rendered by Baker Tilly for each of the fiscal years ended September 30, 2025 and September 24, 2024, were $24,150 and $19,950, respectively. These fees are primarily related to audit services provided in connection with the audit of the Company’s 401(k) Plan.

All Other Fees

There were no other aggregate fees billed or accrued by Baker Tilly for professional services for the fiscal years ended September 30, 2025 and September 24, 2024.

Policy on Pre-Approval Policies of Auditor Services

Under the provisions of the Audit Committee Charter, all audit services and all permitted non-audit services provided by our independent registered accounting firms, as well as fees and other compensation to be paid to them, must be approved in advance by our Audit Committee. All audit and other services provided by Baker Tilly during the fiscal years ended September 30, 2025 and September 24, 2024, and the related fees as discussed above, were approved in advance in accordance with SEC rules and the provisions of the Audit Committee Charter. There were no other services or products provided by Baker Tilly to us or related fees during the fiscal years ended September 30, 2025 and September 24, 2024, except as discussed above.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

We maintain equity awards granted under the 2008 Omnibus Equity Incentive Compensation Plan (the “2008 Plan”), as amended September 14, 2008, as further amended on May 24, 2018. Awards made under the 2008 Plan remain outstanding and continue to be subject to the terms and conditions of the 2008 Plan. No additional awards may be granted under the 2008 Plan. On May 24, 2018, our shareholders approved the 2018 Omnibus Equity Incentive Plan, as amended by an amendment dated February 9, 2021, and as further amended by an amendment dated February 8, 2022 (collectively, the “2018 Plan”). The total number of shares available for issuance under the 2018 Plan is 119,684. The following table gives information about equity awards under our plans as of September 30, 2025:

Equity Compensation Plan Information:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants & rights[1]	Weighted-average exercise price of outstanding options, warrants & rights[2]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	534,787	$3.77	119,684

[1]	In addition to shares underlying outstanding options, the amount in column (a) includes 89,000 shares of common stock subject to restricted stock units (with an exercise price of $0) that entitle each holder to one share of common stock for each unit that vests over the holder’s period of continued service or based upon the achievement of certain performance criteria.

[2]	Excludes restricted stock units which are issued with an exercise price of $0.

13

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of the Company’s Common Stock as of December 22, 2025 by each person known by the Company to be the beneficial owner of more than five percent of the shares of the Company’s Common Stock, each director and director nominee and each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group. The address for the directors, nominees and officers is 651 Corporate Circle, Suite 200, Golden, Colorado 80401.

HOLDER:	Number of shares beneficially owned**		Percent of class[1]
Directors and Officers:
Charles E. Jobson, Director	2,277,926	[2]	21.58%
Jason S. Maceda, Director	56,176		*
Sophia Rivka Rossi, Director	-		*
Jennifer C. Stetson, Director	232,240	[3]	2.20%
Ryan M. Zink, Director, President and Chief Executive Officer	266,985	[4]	2.50%
Keri A. August, Senior Vice President Finance and Accounting	1,445	[6]	*
All current directors, nominees and executive officers as a group (7 persons)	2,834,772		26.50%

[1]	Based on 10,557,896 shares of Common Stock outstanding as of December 22, 2025.

[2]	Includes 332,570 shares held by the Jobson Family Foundation and 128,767 held by the Charles E. Jobson Irrevocable Trust. Mr. Jobson is the trustee of the Jobson Family Foundation and the Charles E. Jobson Irrevocable Trust.

[3]	Includes 231,140 shares held by SLKW Investments, LLC. Ms. Stetson is the Asset Manager of SLKW Investments, LLC.

[4]	Includes 133,876 shares underlying presently exercisable stock options and 6,300 shares held in an account owned by Mr. Zink’s spouse.

[6]	Includes 1,445 shares of common stock held in an account owned by Ms. August’s spouse.

*	Under 1% of class.

**	Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

14

EXECUTIVE COMPENSATION

Executive Officers

The current executive officers of the Company are as follows:

Name	Age	Position	With Company Since:
Ryan M. Zink	47	Chief Executive Officer	July 2017
Keri A. August	50	Senior Vice President of Finance and Accounting and Corporate Secretary	January 2024

Ryan M. Zink’s biography is set forth above under Proposal 1 “Election of Directors”.

Keri A. August has been Senior Vice President of Finance and Accounting and Corporate Secretary since January 2, 2024. From August 2023 through the date of her appointment, Ms. August served as a consultant to the Company providing accounting services. Prior to that, Ms. August was employed by InfoSync Services, a restaurant-focused accounting outsourcing services firm where she was most recently Vice President FAO, a position she held since April 2022, having held progressive leadership roles at InfoSync Services between September 2011 to April 2022. Previously, Ms. August served in a variety of individual and supervisory finance and accounting roles within the hospitality and manufacturing industries, having begun her career in public accounting with the professional services firm EY.

The terms of Mr. Zink’s employment are set forth under the section entitled Executive Employment Arrangements below. Executive officers other than Mr. Zink, who serves subject to the terms of his employment agreement, do not have fixed terms and serve at the discretion of the Board. There are no family relationships among the executive officers, directors or director nominees.

15

The following table sets forth compensation information for the fiscal years ended September 30, 2025 and September 24, 2024, with respect to the Named Executive Officers:

Summary Compensation Table for the Fiscal Years Ended September 30, 2025 and September 24, 2024:

Name and Principal Position:	Year	Salary	Bonus[1]	Non-Equity Incentive Plan Compensation[2]	Stock Awards[3]	Option Awards[3]	All Other Comp.[4]	Total
Ryan M. Zink, President, Chief Executive	2025	$407,692	-	$33,333	-	-	$14,865	$455,890
Officer	2024	$350,000	$150,000		-	$31,662	$18,788	$550,450
Keri A. August, Senior Vice President of	2025	$192,115	-		$27,100	-	$10,274	$229,489
Finance and Accounting[5]	2024	$131,250	$20,000		$24,300	-	$51,562	$227,112
Don Stack, Senior Vice President of	2025	$180,569	-		-	-	$16,279	$196,848
Operations, Good Times Burger and Frozen Custard[6]	2024	$243,539	-		$30,240	$28,496	$24,723	$326,998

[1]	The amounts indicated for bonuses in fiscal 2024 represent discretionary bonuses awarded to Mr. Zink and Ms. August during fiscal 2024 as a result of the board’s assessments of their individual performance during the year.
[2]	The amounts indicated for Non-Equity Incentive Plan Compensation are paid pursuant to a plan adopted by the board as described below under “Executive Employment Arrangements”.
[3]	The value of equity awards shown for fiscal 2024 and 2025 represent the grant date fair value calculated pursuant to ASC Topic 718 and do not include any reduction in value for the possibility of forfeiture. The Company's accounting treatment for equity awards is set forth in Note 8 of the notes to the Company's 2025 consolidated financial statements. There were no option awards re-priced in 2024 or 2025.
[4]	The amounts indicated for Mr. Zink include a communications allowance, company-paid long-term disability policy and the Company’s matching contribution to the 401(k) Plan. The amounts indicated for Ms. August include a communications allowance and the Company’s matching contribution to the 401(k) Plan earned beginning with her employment with the Company, and pre-employment consulting fees during the 2024 fiscal year in the amount of $47,633. The amounts indicated for Mr. Stack include a communications allowance, an automobile allowance and the Company’s matching contribution to the 401(k) Plan.
[5]	Ms. August’s employment with the Company and her appointment to the position of Senior Vice President of Finance and Accounting began on January 2, 2024. Prior to her employment with the Company and executive appointment, Ms. August served as a consultant to the Company during a portion of fiscal 2024.
[6]	Mr. Stack’s employment with the Company terminated on May 31, 2025.

There were no SARs granted during the fiscal years ended September 30, 2025 and September 24, 2024, nor has there been any nonqualified deferred compensation paid to any Named Executive Officer during the fiscal years ended September 30, 2025 and September 24, 2024. The Company does not have any plans that provide for specified payments and benefits at, following, or in connection with retirement.

16

The following table sets forth information as of September 30, 2025, on all unexercised options and unvested stock awards previously awarded to the Named Executive Officers. The market value of stock awards is based upon the closing price of the Company’s common stock as of the last trading day of the fiscal year (September 30, 2025), which was $1.63.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	# of Securities Underlying Unexercised Options					Stock Awards
Name	Exercisable #	Unexercisable #		Option Exercise Price $	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested #		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested $
Ryan M. Zink	15,000	-	[1]	$5.00	10/12/28	-		-
	12,876	-	[1]	$4.66	11/16/28	-		-
	90,000	-	[1]	$2.33	12/23/27	-		-
	-	80,000	[2]	$5.20	09/28/28	-		-
	8,000	12,000	[3]	$3.00	11/08/32	1,750	[5]	$2,853
	4,000	16,000	[4]	$2.51	11/13/33	-		-
Keri A. August	-	-		-	-	10,000	[6]	$16,300
	-	-		-	-	10,000	[7]	$16,300
Donald Stack [8]	-	-		-	-	-		-

[1]	The options are fully vested.

[2]	The options were granted September 29, 2021, and include a vesting condition whereby the vesting shall occur on the date on which the price of the Company’s common stock (as traded on the Nasdaq Capital Market) is $6.00, as measured based on the trailing 60 calendar day volume-weighted average price.

[3]	The options were granted November 8, 2022, and vest ratably over a five-year period.

[4]	The options were granted November 13, 2023, and vest ratably over a five-year period.

[5]	The Stock Awards represent restricted stock units granted on November 8, 2022, and vested on November 8, 2025.

[6]	The Stock Awards represent restricted stock units granted on January 2, 2024, and will vest on January 2, 2027.

[7]	The Stock Awards represent restricted stock units granted on December 2, 2024, and will vest on December 2, 2027.

[8]	Mr. Stack retired from the Company effective May 31, 2025. All of his outstanding equity awards were forfeited at that time.

Equity Award Timing Policies

We do not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. Our Insider Trading Policy prohibits directors, officers and employees from trading in our common stock while in possession of material nonpublic information about us. Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.

The Company has no information to disclose pursuant to Item 402(x)(2) of Regulation S-K.

17

Pay Versus Performance

The following table shows the total compensation for the named executive officers (“NEOs”) as set forth in the Summary Compensation Table (“SCT”), the compensation “actually paid” (“CAP”) to the NEOs, the Company’s total shareholder return (“TSR”), and our net income for the fiscal years ended September 30, 2025, September 24, 2024 and September 26, 2023:

Fiscal Year	Summary Compensation Table Total for PEO ($)[1]	Compensation Actually Paid to PEO ($)[1,2]	Average Summary Compensation Table Total for Non-PEO NEOs ($)[3]	Average Compensation Actually Paid to Non-PEO NEOs ($)[2,3]	Value of Initial Fixed $100 Investment Based on TSR ($)[4]	Net Income ($ in thousands)
2025	455,890	382,359	213,169	166,743	75	1,024
2024	550,450	552,700	277,055	284,713	133	1,613
2023	423,273	447,235	235,465	206,970	137	11,086

[1]	For all fiscal years presented, the Company’s PEO was Mr. Zink.

[2]	SEC rules require that certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay Versus Performance Table above. Those adjustments can be found in the tables below.

[3]	For fiscal year 2025 and 2024, the Company’s Non-PEO NEOs were Ms. August and Mr. Stack, and for fiscal year 2023 were Messrs. Stack and Karnes. The information in the preceding table and succeeding tables under footnote 4 is summarized from data that includes partial years for Mr. Karnes in 2023, Ms. August in 2024 and Mr. Stack in 2025. Ms. August’s employment and executive appointment began January 2, 2024, Mr. Stacks’ employment began on February 7, 2022, and terminated on May 31, 2025, and Mr. Karnes’ employment began March 7, 2022, and terminated June 13, 2023. Ms. August’s compensation in 2024 included compensation earned as a consultant prior to her appointment to the role of Senior Vice President of Finance and Accounting.

[4]	TSR is calculated as the difference between the price of the Company’s common stock at the end of each fiscal year, represented by the closing price as of that date, compared to the price of the Company’s common stock at the beginning of the first year presented in the table, represented by the closing price as of the last day of the Company’s 2022 fiscal year. No dividends were declared or paid during any of the fiscal years presented.

For PEO	Fiscal Year Ended
Adjustments	2023	2024	2025
Deductions for Amounts reported under “Stock Awards” column in SCT	(4,007)	-	-
Deductions for Amounts reported under “Option Awards” column in SCT	(27,466)	(31,662)	-
Increase for Fair Value of Awards Granted during year that remain unvested as of year-end	41,002	43,465	-
Increase for Fair Value of Awards Granted during year that vest during year	-	-	-
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to the year that were outstanding and unvested as of year-end [1]	11,663	(8,819)	(64,392)
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to the year that vested during year	2,770	(734)	(9,139)
Deduction of fair value of awards granted prior to year that were forfeited during year	-	-	-
Total Adjustments	23,962	2,250	(73,531)

[1]	Mr. Zink’s awards outstanding at the end of each year presented includes an option grant with performance-vesting criteria. The amounts presented above assumes vesting probabilities of 25%, 20% and 5% for that grant for fiscal years 2023, 2024 and 2025, respectively.

18

Average For Non-PEO NEOs	Fiscal Year Ended
Adjustments	2023	2024	2025
Deductions for amounts reported under Stock Awards column in SCT	(2,004)	(27,270)	(13,550)
Deductions for amounts reported under Option Awards column in SCT	(20,237)	(14,248)	-
Increase for Fair Value of Awards Granted during year that remain unvested as of year-end	-	49,176	8,150
Increase for Fair Value of Awards Granted during year that vest during year	-	-	-
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to the year that were outstanding and unvested as of year-end	-	-	(6,350)
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to the year that vested during year	-	-	-
Deduction of fair value of awards granted prior to year that were forfeited during year	(6,254)	-	(34,676)
Total Adjustments	(28,495)	7,658	(46,426)

Relationship between CAP and TSR and Net Income

The Company’s TSR and Net Income decreased from fiscal 2023 to fiscal 2025. The Company believes that TSR declined in aggregate between fiscal 2023 and fiscal 2025 because of the Company’s reduced financial performance, including lower Net Income and lower general investor interest in restaurant-industry stocks and most specifically those Companies with significant exposure to company-owned restaurants operating in the quick service burger segment. In addition to the information set forth in the Summary Compensation Table, PEO CAP decreased from fiscal 2024 to fiscal 2025 as a result of the decrease in value, during fiscal 2025, of awards granted prior to fiscal 2025; and average non-PEO NEO CAP decreased primarily as a result of partial year compensation for Mr. Stack for fiscal 2025 as well as the decrease in value due to forfeiture during fiscal 2025 of awards granted in fiscal 2024 to Mr. Stack. The following tables set forth the relationship between CAP and TSR, and between CAP and Net Income.

19

Compensation Clawback Policy

The Board adopted a Clawback Policy effective November 9, 2023, in accordance with Rule 10D-1 of the Securities Exchange Act of 1934 and Nasdaq listing standards. This policy is administered by the Compensation Committee and applies to the Company’s current and former executive officers.

The policy provides for the recoupment by the Company of certain excess incentive compensation paid to the officers under certain circumstances. In the event the Company is required to prepare an accounting restatement of its previously issued financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company may recover, to the extent allowed by law, reimbursement or forfeiture of certain incentive compensation, including equity and cash awards, received by the executive that was in excess of what would have been paid in the absence of the incorrect financial statements.

Executive Employment Arrangements

Ryan M. Zink: The Company entered into a Second Amended and Restated Employment Agreement with Mr. Zink dated December 24, 2020, as amended by that certain First Amendment dated September 28, 2022 (the “Zink Employment Agreement”). Pursuant to the Zink Employment Agreement, Mr. Zink will receive a minimum annual base salary of $350,000 which base salary may be increased, but not decreased, if the Company’s Board determines that such increase is appropriate based upon a performance review of Mr. Zink. The Zink Employment Agreement provided for an initial term of two years, and unless earlier terminated, the Zink Employment Agreement will automatically extend for additional periods of one year; Mr. Zink’s agreement most recently extended on September 28, 2025.

On February 25, 2025 the Compensation Committee of the Company’s Board of Directors adopted a three-year cash incentive bonus arrangement (“Bonus Arrangement”) for the fiscal years 2025 through 2027 under which a framework established thresholds at which Mr. Zink would earn short-term and long-term cash incentive compensation. The Compensation Committee will establish a target EBITDA amount as a performance criteria (the “Performance Criteria”) by which the earning or vesting of the STI or PVLTI (each, as defined below) would be determined for each vesting year. The Bonus Arrangement applies for a period of three (3) fiscal years (2025-2027 fiscal years) which means there shall be new STI, TVLTI and PVLTI bonus grants (each as defined below) for each such fiscal year. In the case of the TVLTI and PVLTI, the vesting period shall extend over the subsequent two years (2028 and 2029 fiscal years) following the last such grant year (2027 fiscal year).

For the Fiscal Year 2025, Mr. Zink’s target Short Term Incentive (“STI”) was $200,000, the actual value of which can expand or contract based upon the percentage attainment of the Performance Criteria; his Time-Vested Long-Term Incentive (“TVLTI”) was $100,000 and which vests at a rate of $33,333 for each full year of service completed between fiscal 2025 and Fiscal 2027 without any performance criteria; and his Performance-Vested Long-Term Incentive target (“PVLTI”) was $100,000, the actual value of which could expand or contract based upon the percentage attainment of the Performance Criteria, which vests at a rate of one-third (1/3) each year for each full year of service completed between fiscal 2025 and Fiscal 2027 with the attainment of the Performance Criteria, The minimum Performance Criteria to receive a payout (which required achievement of at least 85% of target EBITDA) for set for fiscal 2025 was not achieved and Mr. Zink earned no STI nor was any PVLTI vested during fiscal 2025. Mr. Zink vested in $33,333 of TVLTI during fiscal 2025. The target bonus amounts for STI, TVLTI, and PVLTI remain the same for fiscal 2026 as they were in fiscal 2025.

Mr. Zink continues to be eligible in the future for discretionary cash bonuses and equity awards during each year of his employment in amounts determined at the discretion of the Company’s independent Board of Directors. In addition, Mr. Zink is eligible for all other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

If Mr. Zink’s employment is terminated (A) without Cause (as defined in the Zink Employment Agreement) by Good Times, (B) by Mr. Zink for an uncured Good Reason (as defined in the Zink Employment Agreement), (C) on account of an uncured material breach of the Agreement by the Company, or (D) by the death or disability of the Executive: (1) Good Times shall pay Mr. Zink (or his estate) (A) Mr. Zink’s Base Compensation (then in effect for the fiscal year of the termination) for 12 months, and (B) monthly COBRA premiums then payable for the health insurance coverage of Mr. Zink for 12 months (A and B together, “Severance Compensation”); (2) all options and rights granted to Mr. Zink under any Good Times Stock Option Plan that are time-vested (i.e., vest pursuant to periods of service to Good Times) shall be accelerated and shall become immediately exercisable on or after Mr. Zink’s termination so as to permit Mr. Zink (or his estate) to fully exercise all outstanding options and rights in accordance with their terms; and (3) all options and rights granted to Mr. Zink under any Good Times Stock Option Plan that are price-vested (i.e., vest on the basis of the achievement of a stock price level) may be retained by Mr. Zink without application of any early forfeiture, until their expiration in accordance with their terms. Subject to compliance with Section 409A of the Internal Revenue Code of 1986, as amended, Severance Compensation will be paid in three (3) installments, provided that in the case of death or disability, Severance Compensation shall be paid in one lump sum.

20

Additionally, the Bonus Arrangement provides that upon a termination of Mr. Zink’s employment without Cause by the Company, or for Good Reason by Mr. Zink within six (6) months following a Third Party Change in Control (as defined in the Employment Agreement), (a) the then current-year’s performance-based cash incentives (STI and PVLTI) shall be deemed earned (in the case of STI) or vested (in the case of PVLTI) at target for such year in each case, (b) the current year’s TVLTI shall be deemed vested, and (c) all unvested incentives for prior years shall vest based on assumed attainment of target EBITDA for each year. All vested bonus amounts (pro forma for the preceding sentence), inclusive of vested TVLTI and PVLTI, will become immediately payable. Upon a termination of Mr. Zink’s employment (without Cause by the Company, or for Good Reason by Mr. Zink) not within six (6) months following a Third Party Change in Control, performance-based cash incentives (STI and PVLTI) for the year of termination shall be deemed earned (in the case of STI) or vested (in the case of PVLTI) based upon assumed attainment of the Company’s most current full-year EBITDA forecast (as of the date of termination) for the year of termination. There will be no acceleration of payment of any vested amounts. For avoidance of doubt, actual results in the year of termination are not relevant. Upon termination of Mr. Zink’s employment for Cause or without Good Reason by Mr. Zink (whether or not within six (6) months following a Third Party Change of Control), any unvested incentives will be forfeited and any vested incentives will be paid in accordance with their normal schedule (i.e. with no acceleration).

Ms. August: Upon commencement of employment, the Company provided an offer letter to Ms. August that provides for at-will employment, with no contractual obligations between the parties, with a starting base salary of $175,000 per year and a discretionary bonus with a target bonus of 20% of base salary payable at the end of the fiscal year based upon the Company’s performance (subject to proration during first year of employment). The offer letter also provides Ms. August eligibility for other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies, and programs.

21

SHAREHOLDER NOMINATIONS AND OTHER PROPOSALS

For inclusion in the proxy statement and form of proxy relating to the 2027 Annual Meeting of Shareholders of the Company, a Shareholder proposal intended for presentation at that meeting submitted in accordance with the SEC’s Rule 14a-8, must be received by the Secretary at the Company’s corporate headquarters at 651 Corporate Circle, Golden, Colorado 80401 on or before September 7, 2026.

In addition, our Bylaws permit shareholders to nominate candidates for director and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the 2026 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a shareholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not less than 120 days prior to the first anniversary of the date on which the Company’s notice of meeting and related proxy statement was released to shareholders in connection with the previous year’s Annual Meeting. Therefore, to be presented at our 2027 Annual Meeting, such a proposal must be received on or before September 7, 2026. Notwithstanding the foregoing, if no Annual Meeting was held in the immediately preceding year or if the date of the Annual Meeting in the current year has been changed by more than 30 calendar days from the corresponding date of such meeting in the preceding year, such notice by the shareholder must be received not less than 30 days prior to the date of the current year’s Annual Meeting; provided further, that in the event that less than 40 days’ notice of the date of the meeting is given or made to shareholders, to be timely, a shareholder’s notice shall be so received not later than the close of business on the 10th day, following the day on which such notice of the date of the Annual Meeting was distributed.

In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

OTHER MATTERS

As of the date of this proxy statement, our Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the Annual Meeting for action by the shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements, and other information with the SEC. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at sec.gov.

A copy of the Company’s Annual Report can be found at sec.gov. The Company has provided, without charge, to each shareholder of record as of the record date, a copy of the Company’s Annual Report, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibits. Any such requests should be directed to the attention of our corporate secretary at the Company’s corporate offices located at 651 Corporate Circle, Golden, Colorado 80401.

SHAREHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

BY ORDER OF THE BOARD OF DIRECTORS.

Ryan M. Zink

Chief Executive Officer

22

Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.V81193-P40525!!!For All Withhold AllFor All ExceptFor AgainstAbstainTo withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.GOOD TIMES RESTAURANTS INC.1. ELECTION OF DIRECTORS. To elect five directors of the Company to serve for the next year.The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposals: Director Nominees:3. To ratify the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 29, 2026.2. Advisory vote on the compensation of the Company's Named Executive Officers.NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name appears hereon. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in such name by an authorized person.Please complete, date and sign this proxy card and return it promptly in the accompanying envelope. 01) Charles E. Jobson 02) Jason S. Maceda 03) Sophia Rivka Rossi 04) Jennifer C. Stetson 05) Ryan M. Zink!!!!!!SCAN TO VIEW MATERIALS & VOTEwGOOD TIMES RESTAURANTS INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V81194-P40525Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.GOOD TIMES RESTAURANTS INC.REVOCABLE PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 19, 2026.The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held on February 19, 2026 and the Proxy Statement, and appoints Ryan M. Zink the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Good Times Restaurants Inc., a Nevada corporation (the "Company"), that the undersigned is entitled to vote, either on their own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held on February 19, 2026, beginning at 9:00 a.m. local time, at the Company's corporate office located at 651 Corporate Circle, Suite 200, Golden, Colorado 80401, and at any adjournment or postponement thereof. The shares represented by this proxy shall be voted in the manner set forth herein.This proxy, when properly executed, will be voted in the manner directed by the undersigned. If this proxy is properly executed but no voting directions are given, this proxy will be voted FOR each of the Director Nominees and FOR the approval of Proposal 2 and 3 and in the discretion of the proxies with respect to such other business as may properly come before the meeting.Continued and to be signed on reverse side